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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                              Distribution Date: 11/15/2000
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(i)     Amount of the distribution allocable to principal of
        the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on
        the Notes per $1,000 of the initial principal balance of
        the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
               Class A Note Interest Requirement                   4,717,500.00
               Class B Note Interest Requirement                     279,708.54
               Class C Note Interest Requirement                     426,537.96
                       Total                                       5,423,746.50

        Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal balance of
        the Notes
               Class A Note Interest Requirement                        5.55000
               Class B Note Interest Requirement                        5.79167
               Class C Note Interest Requirement                        6.30833

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       850,000,000
               Class B Note Principal Balance                        48,295,000
               Class C Note Principal Balance                        67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            9,659,100.00

(v)     Required Owner Trust Spread Account Amount                 9,659,100.00



                                        By:
                                           -------------------------------------
                                        Name:  Patricia M. Garvey
                                        Title: Vice President



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